June 26, 2018

Citibank, N.A. – ADR Department

388 Greenwich Street
New York, New York 10013

Re: Restricted ADSs/Affiliate (CUSIP No.: 023111941)

Ladies and Gentlemen:

Reference is made to the Amended and Restated Deposit Agreement, dated as of November 4, 2011, as amended and supplemented from time to time (the “Amended and Restated Deposit Agreement”), by and among Amarin Corporation PLC, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, in its capacity as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, as supplemented by the Restricted ADS Letter Agreement, dated July 26, 2012 (the “Restricted ADS Letter Agreement” and together with the Amended and Restated Deposit Agreement, the “Deposit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Deposit Agreement.

The purpose and intent of this Supplemental Letter Agreement is to supplement the Restricted ADS Letter Agreement for the purpose of accommodating (i) the issuance of Restricted ADSs to the Affiliate Holders, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below. The Company and the Depositary agree that this Supplemental Letter Agreement shall be filed as an exhibit to the Company's next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything contained in the Restricted ADS Letter Agreement to the contrary, the parties hereby agree that the Restricted ADS Letter Agreement shall be supplemented to reflect the following:

1.	Supplement to the Restricted ADS Letter Agreement: The second paragraph of the Restricted ADS Letter Agreement is hereby replaced in its entirety by the following text:

“The Company (1) previously established and implemented (i) the 2002 Stock Option Plan (the “2002 Plan”) registered under the Securities Act pursuant to the Company’s Registration Statement on Form S-8, filed with the Commission on December 11, 2002, as amended or supplemented (the “2002 Form S-8”) (Registration No.: 333-101775), (ii) the 2011 Stock Incentive Plan (the “2011 Plan”) registered under the Securities Act pursuant to (a) the Company’s Registration Statement on Form S-8 (Registration No.: 333-176866), filed with the Commission on September 16, 2011, as amended or supplemented, (b) the Company’s Registration Statement on Form S-8 (Registration No.: 333-183160), filed with the Commission on August 8, 2012, as amended or supplemented, (c) the Company’s Registration Statement on Form S-8 (Registration No.: 333-205863), filed with the Commission on July 24, 2015, as amended or supplemented, and (d) the Company’s Registration Statement on Form S-8 (Registration No.: 333-219644), filed with the Commission on August 2, 2017, as amended or supplemented (each such Registration Statement may be referred to as a “2011 Form S-8” and together, the “2011 Form S-8s”), (iii) the 2011 Long Term Incentive Award with Joseph Kennedy (the “Kennedy LTIA”) and the 2011 Long Term Incentive Award with Steven Ketchum (the “Ketchum LTIA”), both registered under the Securities Act pursuant to the Company’s Registration Statement on Form S-8 (Registration No.: 333-180180), filed with the Commission on March 16, 2012, as amended or supplemented (the “LTIA Form S-8”), and (iv) the 2017 Employee Stock Purchase Plan (the “2017 Plan”) registered under the Securities Act pursuant to the Company’s Registration Statement on Form S-8, filed with the Commission on August 2, 2017, as amended or supplemented (the “2017 Form S-8” and together with the 2002 Form S-8, 2011 Form S-8s, LTIA Form S-8, the “Form S-8s”) (Registration No.: 333-219644), and (2) may establish and implement stock option plans or other equity incentive plans (the “Future Plans” and together with the 2002 Plan, 2011 Plan, the Kennedy LTIA, the Ketchum LTIA, and 2017 Plan, the “Plans” and each individually, a “Plan”) registered under the Securities Act (and declared effective by the U.S. Securities and Exchange Commission) and as notified to Citibank by the Company in writing from time to time, each of which provides and will provide for the purchase of Shares by, and issuance of Shares to, (such Shares, the “Subject Shares”) certain Eligible Persons (as defined in each of the Plans), and the issuance and delivery of ADSs representing the Subject Shares (the “Subject ADSs”) to, or for the benefit of, such Eligible Persons.”

2.	Supplement to the Consent and Delivery Instruction: The Consent and Delivery Instruction, attached as Exhibit A to the Restricted ADS Letter Agreement, is hereby replaced in its entirety by the Consent and Delivery Instruction attached hereto as Exhibit A.

3.	Supplement to the Transfer Certification: The Transfer Certification, attached as Exhibit B to the Restricted ADS Letter Agreement, is hereby replaced in its entirety by the Transfer Certification attached hereto as Exhibit B.

4.	Supplement to the Withdrawal Certification: The Withdrawal Certification, attached as Exhibit C to the Restricted ADS Letter Agreement, is hereby replaced in its entirety by the Withdrawal Certification attached hereto as Exhibit C.

5.	Supplement to the Resale Certification and Instruction Letter: The Resale Certification and Instruction Letter, attached as Exhibit D to the Restricted ADS Letter Agreement, is hereby replaced in its entirety by the Resale Certification and Instruction Letter attached hereto as Exhibit D.

The terms of this Supplemental Letter Agreement supplement the Restricted ADS Letter Agreement, and are not intended to materially prejudice any substantial rights of Holders of ADSs and, as a result, notice hereof need not be given to the Holders of ADSs under the Deposit Agreement.

Except as expressly provided in this Supplemental Letter Agreement, all of the terms and provisions of the Restricted ADS Letter Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the parties in all respects. Without limiting the generality of the foregoing, this Supplemental Letter Agreement will not be construed as a waiver of any other provision of the Agreements, or as a waiver of or consent to any further or future action on the part of either party that would require the waiver or consent of the other party.

This Supplemental Letter Agreement shall be interpreted and all the rights and obligations hereunder shall be governed by the laws of the State of New York. This Supplemental Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

[Remainder of page left intentionally blank. Signature page to follow.]

The Company and the Depositary have caused this Supplemental Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

AMARIN CORPORATION PLC

By:	/s/ John F. Thero
Name: John F. Thero
Title: President and CEO

CITIBANK, N.A.,

as Depositary

By:	/s/ Brian Teitelbaum
Name: Brian Teitelbaum
Title: Vice President

EXHIBITS

A	Consent and Delivery Instruction
B	Transfer Certification
C	Withdrawal Certification
D	Resale Certification and Instruction Letter

EXHIBIT A
to
Letter Agreement, dated as of July 26, 2012,

by and between
Amarin Corporation PLC

and
Citibank, N.A.

_____________________

CONSENT AND DELIVERY INSTRUCTION
_____________________

___________, ______

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013

Amarin Corporation PLC (CUSIP No.: 023111941)

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Amarin Corporation PLC, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of July 26, 2012, as amended and supplemented from time to time (the “Restricted Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

The Company hereby acknowledges the deposit of the Designated Restricted Shares specified in Schedule I hereto on behalf of the specified beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Restricted Letter Agreement).

The Company hereby represents and warrants to the Depositary that (a) the Designated Restricted Shares (as defined in the Restricted Letter Agreement) being deposited for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit of the specified Designated Restricted Shares and the issuance and delivery of Designated Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by English law to permit the deposit of the specified Designated Restricted Shares under the Deposit Agreement and the Restricted Letter Agreement have been obtained prior to the deposit of the specified Designated Restricted Shares, (d) the Designated Restricted Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, (e) the specified beneficial owners of the Designated Restricted Shares specified on Schedule I hereto will be the Beneficial Owners of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Restricted Shares, and (f) at the time of issuance of the Designated Restricted Shares by the Company, the Form S-8 pursuant to which they were issued had been declared effective under the Securities Act and no stop order suspending the effectiveness of such Form S-8 was issued under the Securities Act and no proceeding for that purpose was instituted.

Exh. A-1

The Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

AMARIN CORPORATION PLC

By:
Name:
Title:

Exh. A-2

Schedule I

Designated Restricted Shares	Designated Restricted ADSs	Name and Address of Beneficial Owner of Designated Restricted ADSs
________ Shares	______ ADSs

Exh. A-3

EXHIBIT B
to
Letter Agreement, dated as of July 26, 2012,
by and between
Amarin Corporation PLC

and
Citibank, N.A.

_____________________

TRANSFER CERTIFICATION
_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013

Amarin Corporation PLC (CUSIP No.: 023111941)

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Amarin Corporation PLC, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of July 26, 2012, as amended and supplemented from time to time (the “Restricted Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”), the undersigned Holder certifies that:

(Check one)

___	(a) The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

Exh. B-1

OR

___	(b) The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Restricted Letter Agreement shall have been satisfied.

The transferee has and, if acting on behalf of the Beneficial Owner such Beneficial Owner has, agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Restricted Letter Agreement.

By:
Name:
Title:
Dated:

Exh. B-2

EXHIBIT C
to
Letter Agreement, dated as of July 26, 2012,
by and between
Amarin Corporation PLC

and
Citibank, N.A.

_____________________

WITHDRAWAL CERTIFICATION
_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013

Amarin Corporation PLC (CUSIP No.: 023111941)

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Amarin Corporation PLC, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of July 26, 2012, as amended and supplemented from time to time (the “Restricted Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

We certify that either (check one):

(a) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby to persons located outside the United States (as defined in Regulation S under the Securities Act) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

Exh. C-1

(b) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c) ______ we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Exh. C-2

Name of Owner:	________________________________________

Social Security Number or Taxpayer Identification Number of Owner:	________________________________________

Account Number of Owner:	________________________________________

Number of Restricted ADSs to be cancelled:	________________________________________

Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled:	________________________________________ ________________________________________ ________________________________________

Date:	________________________________________

Signature of Owner:	________________________________________ (Identify Title if Acting in Representative Capacity)

 SIGNATURE GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:______________________________________________________________

Dated:____________________________________________________________________________________

Exh. C-3

EXHIBIT D

to
Letter Agreement, dated as of July 26, 2012,
by and between
Amarin Corporation PLC

and
Citibank, N.A.

_____________________

RESALE CERTIFICATION AND INSTRUCTION LETTER
_____________________

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013

Amarin Corporation PLC (CUSIP No.: 023111941)

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Amarin Corporation PLC, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of July 26, 2012, as amended and supplemented from time to time (the “Restricted Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

This Resale Certification is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.: 023111941) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

In connection with our request to transfer the Restricted ADSs representing Shares issued pursuant to a Plan and registered under the Securities Act pursuant to one of the Company’s Form S-8s, the undersigned certifies that (please check appropriate box below):

Exh. D-1

*☐ Non-Affiliate Sale: It is not, and during the preceding ninety (90) days has not been, an affiliate (as defined in Rule 144 under the Securities Act (“Rule 144”)) of the Company;

OR

*☐ Sale by Affiliate Exempt from Registration under Rule 144: (x) the Company is, and has been for a period of at least 90 days immediately prior to the Sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the Sale (other than Current Report(s) on Form 8-K), (y) the aggregate amount of ADSs and Shares sold by the undersigned and by all persons whose sales are required to be aggregated with the undersigned’s pursuant to Rule 144 within the three months preceding the Sale, together with the surrendered Restricted ADSs to be sold in the Sale and the Restricted Shares represented thereby, does not exceed to maximum amount permitted under Rule 144 and (z) the Sale will comply will all other applicable requirements of Rule 144; or

OR

**☐ Other Sale by Affiliate Exempt from Registration: the surrendered Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act).

The undersigned hereby requests that the Depositary:

debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

__________________________________________

Restricted ADSs (CUSIP No.: 023111941), and

following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________
(CUSIP No.: 023111206)

________________________

* The Company may deliver the requisite opinion of counsel to cover this transaction to the Depositary.

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling ADS holder.

Exh. D-2

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	________________________________________

DTC Participant Account No.:	________________________________________

Account No. for undersigned at DTC Participant (f/b/o information):	________________________________________

Onward Delivery Instructions of undersigned:	________________________________________

Contact person at DTC Participant:	________________________________________

Daytime telephone number of contact person at DTC Participant:	________________________________________

2.       If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser:	________________________________________

Street Address:	________________________________________

City, State, and Country:	________________________________________

Nationality:	________________________________________

Social Security or Tax Identification Number:	________________________________________

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred to the purchaser pursuant to the Sale and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not transferred pursuant to the Sale. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Exh. D-3

Name of Owner:	________________________________________

Social Security Number or Taxpayer Identification Number of Owner:	________________________________________

Account Number of Owner:	________________________________________

Date:	________________________________________

Signature of Owner:	________________________________________ (Identify Title if Acting in Representative Capacity)

SIGNATURE GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:______________________________________________________________

Dated:____________________________________________________________________________________

Exh. D-4